2024 Goldman Sachs US Financial Services Conference Welcome.® 2024 Goldman Sachs US Financial Services Conference December 11, 2024 The Huntington National Bank is Member FDIC. ®, Huntington® and Huntington. Welcome.® are federally registered service marks of Huntington Bancshares Incorporated. ©2024 Huntington Bancshares Incorporated.

2024 Goldman Sachs US Financial Services Conference Disclaimer 2 CAUTION REGARDING FORWARD-LOOKING STATEMENTS The information contained or incorporated by reference in this presentation contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as FDIC special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd- Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect the future results of Huntington. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, which are on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

2024 Goldman Sachs US Financial Services Conference Delivering Leading Organic Growth 1 ✓ Robust production in core and new initiatives ✓ Delivered 6.3% annualized loan growth (EOP) ✓ Average deposit growth of 5.6% YoY ✓ Q4 momentum sets up strong 2025 Disciplined Execution in Dynamic Rate Environment 2 ✓ Active down beta (cost of deposits down 29 bps from July)(1) ✓ Dynamically managing net interest margin Building Momentum into 2025 4 ✓ Revenue growth accelerating ✓ Record net interest income expected in FY25 ✓ Disciplined expense management while sustaining investments ✓ Setting up robust PPNR expansion into 2025 and beyond Maintaining Strong Credit Performance 3 ✓Top quartile NCOs vs. peers(2) ✓ Top tier ACL ✓ Disciplined credit management leading to through the cycle outperformance Discussion Topics 3 Note: All stats as of 3Q24 unless otherwise noted (1) November 2024 vs. July 2024 See notes on slide 12

2024 Year in Review: Delivering Leading Organic Growth

Delivering on Growth Initiatives

- ✓ **Growing Primary Banking Relationships YoY**
  - **2% Consumer** and **4% business**
- ✓ Expanded into new growth areas
  - **2 new geographies (North & South Carolina/Texas)**
  - **6 new commercial verticals**
- ✓ Exercising disciplined expense management while making **opportunistic investments** in revenue-producing initiatives

Outcomes

- ✓ **EOP Loans: +6.3% (3Q24 Annualized)** vs. peer median of -1.3%(2)
- ✓ **Avg. Deposits: +5.6% YoY** vs. peer median of -0.8%(2)

Accelerating Fee Revenues

- ✓ Increased **Treasury Management penetration**
- ✓ Drove **Wealth Household Growth** and **AUM Gathering**
- ✓ Expanded **Payment Capabilities** including **in-house merchant acquiring**
- ✓ FY24 on track for **record capital markets revenue**

Outcomes

- ✓ **Adj Fee Income: +12% YoY(1)**
- ✓ **Commercial Payments: +8% YoY**
- ✓ **Wealth Revenue: +18% YoY**
- ✓ **Capital Markets: +50% YoY**

Maintaining Strong Capital Ratios, Liquidity, & Credit

- ✓ Managed **capital ratios** higher through organic earnings accretion
- ✓ Improved **loan to deposit** ratio
- ✓ Maintained **credit discipline** aligned with moderate-to-low risk-profile
- ✓ **YTD charge-offs** at lower end of through-the-cycle range
- ✓ Supported by a **top tier ACL**

Outcomes

- ✓ **Adj. CET1: +90bps YoY to 8.9%**
- ✓ **Loan to deposit ratio down 2%** to 80% YoY
- ✓ **Top Quartile NCOs: 30bps** vs. peer median of 42bps(2)
- ✓ **Top Tier ACL: 1.93%**

(1) Adjustments include mark to market on pay-fixed Swaptions and CRTs
See reconciliation (Non-interest income) on slide 8
See notes on slide 12

2024 Goldman Sachs US Financial Services Conference | 4 | Huntington

Exceptional Performance Across Core and New Initiatives

Expanding into High-Growth High-Return Businesses

✓ *+2 geographic expansions*



North & South Carolina

Added ~60 Bankers



Texas

Added ~20 Bankers

✓ *+6 new verticals*

- Fund Finance
- Healthcare ABL
- Native American Financial Services
- HOA, Title, & Escrow Deposits
- Mortgage Servicing Deposits
- Mortgage Servicing Lending

- Commercial led loan growth and growing contributions by new initiatives offset by CRE declines
- Core growth led by Auto Floorplan, Regional & Business Banking, Auto, and Residential Mortgage
- New initiatives contributing to 35% of loan growth (ex CRE) over last twelve months
- New geographies and verticals exceeding plan

Net Loan Growth Trends (Avg.)


$0.4
$0.7
$1.4
$1.1
$0.7
$0.1
($0.4)
$0.4
$0.4
($0.0)
$1.3
$0.5
($0.4)
$0.8
$0.7
($0.4)
Core
New Initiatives
CRE
4Q23
1Q24
2Q24
3Q24

Note: $ in billions

2024 Goldman Sachs US Financial Services Conference | 5 | Huntington

2024 Goldman Sachs US Financial Services Conference HBAN Peer 1Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 -8% -6% -4% -2% 0% 2% 4% 6% 8% -10% -8% -6% -4% -2% 0% 2% 4% 6% Delivering Peer Leading Organic Growth 6 Note: All stats as of 3Q24 unless otherwise noted (2) November 2024 Quarter-to-Date +3.1% +5.7% +$3.1B QTD(2) -2.9% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 QTD +5.6% +7.1% +$2.1B QTD(2) -0.7% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 QTD 3 Q 2 4 Y o Y D e p o si t G ro w th 3Q24 YoY Loan Growth Peer median Peer median Peer median HBAN HBAN Peer median Loan and Deposit Growth (EOP)(1) Loan Growth (ADB) Deposit Growth (ADB)

2024 Goldman Sachs US Financial Services Conference $1,379 $1,327 $1,300 $1,325 $1,364 3.20% 3.07% 3.01% 2.99% 2.98% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24E Net Interest Income Net Interest Margin Driving Expected Record 2025 Net Interest Income 2.14% 2.29% 2.38% 2.40% 2.43% July 2.42% Aug 2.35% Sept 2.24% Oct 2.14% Nov 4Q23 1Q24 2Q24 3Q24 Quarterly Monthly Total Cost of Deposits Trend Intra-quarter 7  Expecting approximately flat to modestly higher sequential NII in 4Q24E  Dynamically managing net interest margin  Executing down beta playbook  Achieved 29bps cumulative decline in monthly deposit costs since July  Continue to benefit from fixed asset repricing Note: $ in millions Net Interest Income (FTE) and Net Interest Margin (NIM) Expect Record FY25 Net Interest Income

2024 Goldman Sachs US Financial Services Conference $52 $56 $73 $78 3Q23 1Q242Q243Q244Q24 Driving Powerful Fee Income Growth Note: $ in millions See notes on slide 12 8 $193 $202 $283 $329 3Q23 3Q24 Key Fee Areas $476 $531 +12% 28% 25% Other 3Q23 3Q24 Total Noninterest Income (GAAP) $509 $523 Adjustments(2) $33 $(8) Adjusted Noninterest Income $476 $531 Payments & Cash Management  +8% Commercial Payments Revenue Growth YoY  Driving TM penetration  Launched secured card  Brought Merchant Acquiring In-House 1  +18% Revenue growth YoY  +22% Growth in AUM  +7% Growth in Household Advisory  Planning centric strategy supports advisory household growth Wealth and Asset Management  +50% Revenue growth YoY  Driving commercial banking related revenues  Advisory transaction pipelines robust  Expect Q4 sequential revenue growth Capital Markets & Advisory 3 2 Capital Markets Revenue Merchant Acquiring Revenue $25MM annual run-rate +50% $79 $93 3Q23 3Q24 Wealth Revenue +18% Adjusted noninterest income % of total revenue(1)

2024 Goldman Sachs US Financial Services Conference 9 De Novo Branch Expansion Boosting Growth Posture  Optimizing our core network with new builds in highest opportunity areas and ongoing consolidations for efficiency  Ongoing refresh and remodeling to support branch evolution towards advice and guidance  Branch expansion efforts centered on high-growth markets (21 in Colorado, 55 in North & South Carolina)  De novo branch playbook performing well with accelerated profitability Penetrate highest density opportunity in established footprint 1 Optimize network for highest growth opportunities2 Bolster presence in thin markets (Denver and Twin cities)3 Bring full banking franchise to the Carolinas4 Established Markets: Continued optimization with new builds and select consolidations Branch Network Optimization & Expansion Strategy Denver/Boulder: 17 planned new builds 4 recent openings Expansion Markets N. & S. Carolina: 55 new builds Established Markets Recent Openings (2022-2024) 23 Planned New Builds (2025-2030) 93

2024 Goldman Sachs US Financial Services Conference 0.24% 0.31% 0.30% 0.29% 0.30% 0.35% 0.38% 0.40% 0.42% 0.48% 3Q23 4Q23 1Q24 2Q24 3Q24 HBAN Peer Median 1.70% 1.96% 1.97% 1.97% 1.95% 1.93% 1.51% 1.56% 1.62% 1.66% 1.67% 1.67% CECL… 3Q23 4Q23 1Q24 2Q24 3Q24 HBAN Peer Median Top / Bottom Quartile 10 Proactive Credit Management Supports Through the Cycle Outperformance Net Charge-off Ratio(1) Allowance for Credit Losses (ACL) % of Loans(1) Robust Client Selection and Underwriting Consumer – 44% of total loans  Prime, super-prime focus with ~770 weighted average FICO  Over 95% of book is secured (Residential Mortgage, Home Equity, Auto) Commercial – 56% of total loans  Ongoing loan reviews continue to highlight asset quality driven by rigorous client selection and diversification of industry and geographic concentrations  CRE concentration is lowest quartile (9.1% of total loans) supported by top decile reserve (4.4%)(2)  Well diversified by property type  Multifamily: 3.7% of total loans  Industrial 1.6% of total loans  Office: 1.3% of total Loans Note: As of 3Q24 EOP unless otherwise noted See notes on slide 12

2024 Goldman Sachs US Financial Services Conference 11  Executing organic growth across the core and new initiatives  Delivering high-quality primary bank relationship inclusive of loans, deposits, and fees  Decisively implementing down-beta action plan  Driving higher net interest income, while managing net interest margin and asset sensitivity  Powering fee revenue growth across payments, wealth management, and capital markets  Continuing to invest in the business while rigorously managing expenses and driving positive operating leverage  Maintaining disciplined focus on credit through the cycle aligned with our aggregate moderate-to-low risk appetite  Expanding profitability with robust PPNR growth into 2025 and beyond Momentum Building into 2025

2024 Goldman Sachs US Financial Services Conference Notes 12 Slide 3: (1) November 2024 vs. July 2024 (2) Source: Company Financials. Includes all peers: CMA, FITB, ZION, KEY, MTB, PNC, RF, TFC, CFG, and USB. Slide 4: (1) Adjustments include effect of Mark-to-market on pay-fixed swaptions of $33 million in 3Q23 and CRTs (“Credit Risk Transfers”) of ($8) million in 3Q24. CRTs include both a 4Q23 transaction related to a ~$3 billion portfolio of on-balance sheet prime indirect auto loans, which reduced risk-weighted assets by ~$2.4 billion; and a 2Q24 transaction related to a ~$4 billion portfolio of on-balance sheet prime indirect auto loans, which reduced risk-weighted assets by ~$3 billion (2) Source: S&P Global Market Intelligence and filings - Includes all peers: CMA, FITB, ZION, KEY, MTB, PNC, RF, TFC, CFG, and USB. Slide 6: (1) Source: S&P Global Market Intelligence and filings - Includes all peers: CMA, FITB, ZION, KEY, MTB, PNC, RF, TFC, CFG, and USB. (2) November 2024 Quarter-to-Date Slide 8: (1) Noninterest income, adjusted as a percentage of Total Revenue (FTE); adjusted noninterest income (non-GAAP) excludes effect of MTM on PF Swaptions and CRTs (“Credit Risk Transfers”) (2) Adjustments include effect of Mark-to-market on pay-fixed swaptions of $33 million in 3Q23 and CRTs (“Credit Risk Transfers”) of ($8) million in 3Q24. CRTs include both a 4Q23 transaction related to a ~$3 billion portfolio of on-balance sheet prime indirect auto loans, which reduced risk-weighted assets by ~$2.4 billion; and a 2Q24 transaction related to a ~$4 billion portfolio of on-balance sheet prime indirect auto loans, which reduced risk-weighted assets by ~$3 billion Slide 10: (1) Source: Company Financials. Includes all peers: CMA, FITB, ZION, KEY, MTB, PNC, RF, TFC, CFG, and USB (2) Source: Company Third Quarter 2024 Form 10Q's. Includes publicly listed US-based banks with >$50 billion in assets as of 3Q24 if data was available for both the CRE concentration and CRE reserve ratio. Excludes BHC's primarily classified as card issuers or adjacent to a depository institution. CRE Concentration and CRE Reserves based on SEC financials where available.